Exhibit 10.17

Execution Version

[●], 2021

Ladies and Gentlemen:

This Lock-Up Agreement (this “Agreement”) is entered into in connection with, and conditioned upon the consummation of the transactions contemplated by, that certain Agreement and Plan of Merger, dated as of January 27, 2021 (the “Merger Agreement”), by and among Property Solutions Acquisition Corp., a Delaware corporation (“Acquiror”), PSAC Merger Sub Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (“Merger Sub”), and FF Intelligent Mobility Global Holdings Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Merger Agreement.

1. As a condition to the obligations of Acquiror, Merger Sub and the Company to consummate the Merger, the undersigned hereby agrees that, with respect to (a) 50% of the Acquiror Common Stock held by the undersigned, from the date hereof until the earlier of (i) the one year anniversary of the Closing Date, and (ii) the date on which the closing price of such Acquiror Common Stock on the principal securities exchange or securities market on which such Acquiror Common Stock is then traded (the “Closing Stock Price”) equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any twenty (20) days on which national stock exchanges are open for trading (each such day, a “Trading Day”) within any thirty (30) Trading Day period after the Closing Date, and (b) the remaining 50% of the Acquiror Common Stock held by the undersigned, from the date hereof until the earlier of (i) the one year anniversary of the Closing Date and (ii) the date on which Acquiror completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of Acquiror’s stockholders having the right to exchange their shares of common stock for cash, securities or other property (each period, as applicable, the “Lock-Up Period”), the undersigned will not: (x) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder (the “Exchange Act”), with respect to any shares of Acquiror Common Stock held by the undersigned (the “Lock-Up Securities”), (y) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Securities, in cash or otherwise, or (z) publicly announce any intention to effect any transaction specified in clause (x) or (y) (any of the foregoing described in clauses (x), (y) or (z), a “Transfer”), provided that the foregoing shall not apply to any Transfer of any Acquiror Common Stock or other securities convertible into or exercisable or exchangeable for Acquiror Common Stock acquired in open market transactions after the Closing (as defined in the Merger Agreement); provided, however, that no such transaction is required to be, or is, publicly announced (whether on Form 4, Form 5 or otherwise, other than a required filing on Schedule 13F, 13D, 13D/A, 13G or 13G/A) during the Lock-Up Period. Furthermore, Section 1 shall not apply to the entry, by the undersigned, at any time after the Closing, of any trading plan providing for the sale of shares of Acquiror Common Stock by the undersigned, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act; provided, however, that such plan does not provide for, or permit, the sale of any Acquiror Common Stock during the Lock-Up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-Up Period.

2. The undersigned hereby (a) authorizes Acquiror during the applicable Lock-Up Period to cause its transfer agent for the applicable Lock-Up Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-Up Securities for which the undersigned is the record holder and, (b) in the case of Lock-Up Securities for which the undersigned is the beneficial but not the record holder, agrees during the applicable Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-Up Securities, in each case of clauses (a) and (b), if such transfer would constitute a violation or breach of this Agreement. Acquiror agrees to instruct its transfer agent to remove any stop transfer restrictions on the stock register and other records related to the applicable Lock-Up Securities promptly upon the expiration of the applicable Lock-Up Period. If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio.

3. During the applicable Lock-Up Period, each certificate evidencing any Lock-Up Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF [ ], 2021, BY AND BETWEEN PROPERTY SOLUTIONS ACQUISITION CORP. (“ACQUIROR”) AND THE HOLDER NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY HOLDINGS TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

4. Notwithstanding the foregoing, the undersigned may sell or otherwise transfer Lock-Up Securities during the undersigned’s lifetime or on death (or, if the undersigned is not a natural person, during its existence): (i) to Acquiror’s or the undersigned’s officers, directors, partners, members or their respective affiliates or to the undersigned’s affiliates; (ii) if the undersigned is not a natural person, to its stockholders, partners or members upon its liquidation; (iii) by bona fide gift to any immediate family members (including spouses, significant others, lineal descendants and ascendants (including adopted and step children and parents of such person)), brothers and sisters (including half-sibling and step-siblings) of the undersigned or the undersigned’s spouse or siblings (collectively, “Family Members”) or to a family trust, established for the exclusive benefit of the undersigned, its equity holders or any of their respective Family Members for estate planning purposes or to any charitable organization; (iv) by virtue of laws of descent and distribution upon death of the undersigned; or (v) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; provided, however, that except with Acquiror’s prior written consent, any such sale or transfer shall be conditioned upon entry by such transferees into a written agreement, addressed to Acquiror, agreeing to be bound by these transfer restrictions and the other terms and conditions of this Agreement. For the avoidance of doubt, the undersigned shall retain all of its rights as a stockholder of Acquiror with respect to the Lock-Up Securities during the Lock-Up Period, including, without limitation, the right to vote any Lock-Up Securities that are entitled to vote and the right to receive any dividends or distributions in respect of such Lock-Up Securities.

5. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents reasonably necessary to give effect to the terms and conditions of this Agreement.

6. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof; provided, however, that the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any documents related thereto, including the Registration Rights Agreement. This Agreement may not be changed, amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

7. Subject to Section 4 hereof, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding upon and inure to the benefit of the undersigned and its successors and assigns. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any facsimile or .pdf copies hereof or signatures hereon shall, for all purposes, be deemed originals.

8. Notwithstanding anything to the contrary contained herein, in the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing Date, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

9. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

10. Any Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought in federal and state courts located in the State of Delaware, and each of the parties hereto irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party hereto to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other party hereto in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this section. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

11. Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be completed in accordance with Section 3.4 of the Registration Rights Agreement.

[Signature on the following page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ACQUIROR:

Property Solutions Acquisition Corp.
a Delaware corporation

By:
Name:
Title:

{Signature Page to Lock-Up Agreement}

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Holder:

Name of Holder: [_________________________ ]

By:
Name:
Title:

Number of shares of Acquiror Common Stock:

Shares of Acquiror Common Stock:

Address for Notice:

Address: ______________________________________
_____________________________________________
_____________________________________________
Facsimile No.: __________________________________
Telephone No.: _________________________________
Email:  ________________________________________

{Signature Page to Lock-Up Agreement}